UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2013

Retail Properties of America, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35481	42-1579325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Spring Road, Suite 200, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code) (630) 634-4200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Retail Properties of America, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement dated March 7, 2013 (the “Prospectus Supplement”), pursuant to which the Company may issue and sell shares of Class A common stock, having an aggregate offering price of up to $200,000,000 (the “Shares”) from time to time. The Company intends to use the net proceeds from the offering of the Shares for general corporate purposes, which may include repaying debt, including the Company’s revolving credit facility, and funding acquisitions.

In connection with the offering, the Company entered into distribution agreements, dated as of March 7, 2013 (the “Distribution Agreements”), with each of Deutsche Bank Securities, Inc., Citigroup Global Markets Inc. and Jefferies LLC, as sales agents (the “Agents”). Pursuant to the Distribution Agreements, the Company may issue and sell the Shares from time to time through the Agents, as the Company’s agents for the offer and sale of the Shares, or to them for resale. Sales of Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market” offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, the existing trading market for the Class A common stock, or sales made to or through a market maker other than on an exchange or through an electronic communications network. The Company will pay each of the Agents a commission which in each case shall not be more than 2.0% of the gross sales price of Shares sold through it as the Company’s agent under the applicable Distribution Agreement.

The offering of the Shares pursuant to the Distribution Agreements will terminate upon the earlier of (1) the sale of all of the Shares subject to the Distribution Agreements, (2) the termination of the Distribution Agreement by either the Company or the respective Agent at any time in the respective party’s sole discretion, and (3) November 6, 2015.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s automatic shelf registration statement on Form S-3 (File No. 333-184790) filed on November 6, 2012 with the SEC.

The form of the Distribution Agreements is filed as Exhibit 1.1 to this Current Report. The description of the Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to the form of the Distribution Agreements filed herewith as an exhibit to this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 1.1	Form of Distribution Agreements.

Exhibit 5.1	Opinion of Goodwin Procter LLP.

Exhibit 23.1	Consent of Goodwin Procter LLP (contained in its opinions filed as Exhibit 5.1 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RETAIL PROPERTIES OF AMERICA, INC.

	By:	/s/ Dennis K. Holland
Dennis K. Holland
Date: March 8, 2013		Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Form of Distribution Agreements.

Exhibit 5.1	Opinion of Goodwin Procter LLP.

Exhibit 23.1	Consent of Goodwin Procter LLP (contained in its opinions filed as Exhibit 5.1 and incorporated herein by reference).